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                                                                   Exhibit 10.23

                                   AGREEMENT

     THIS AGREEMENT (the "Agreement") dated as of October 23, 2000 by and among ARTHUR D. LITTLE, INC., a Massachusetts corporation ("ADL"), ARTHUR D. LITTLE INTERNATIONAL, INC., a Massachusetts corporation ("ADLI"), C-QUENTIAL HOLDINGS, INC., a Delaware corporation ("CQHI"), and C-QUENTIAL, INC., a Delaware corporation ("CQI").

     WHEREAS, ADL and CQI are parties to a certain Reorganization Agreement dated as of August 25, 2000 (the "Reorganization Agreement") pursuant to which ADL and its subsidiaries assigned, transferred and delivered to CQI and its subsidiaries certain assets, and CQI and its subsidiaries assumed from ADL and its subsidiaries certain liabilities;

     WHEREAS, in furtherance of the terms and provisions of the Reorganization Agreement, ADL, ADLI and CQI entered into a series of Assignment and Assumption Agreements, each dated as of August 25, 2000, which are identified on Exhibit A attached hereto (collectively, the "Assignment and Assumption Agreements," and each individually, an "Assignment and Assumption Agreement"), in order to effect the transfer of the Assumed Debt Obligations; and

     WHEREAS, in connection with the closing of CQI's initial public offering (the "IPO") of shares of its Class A Common Stock, par value $.01 per share, the parties desire to rescind and revoke the Assignment and Assumption Agreements and the assumptions of indebtedness evidenced thereby as set forth herein.

     NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1. Effective upon the closing of the IPO, without any action required of any party hereto or thereto, the Assignment and Assumption Agreements and the assumptions of indebtedness evidenced thereby will be rescinded and shall be of no further force or effect, with the same effect as if the assumption of indebtedness contemplated by the Reorganization Agreement and evidenced by the Assignment and Assumption Agreements never took place and as if the Assignment and Assumption Agreements were never executed by the parties thereto. Each party to an Assignment and Assumption Agreement agrees to release the other party to the Assignment and Assumption Agreement for any claims or liabilities in respect of the Assigned Portion (as defined in the Assignment and Assumption Agreements) of the Assumed Debt Obligations.

     2. The laws of the Commonwealth of Massachusetts shall govern the validity and interpretation of this Agreement and the performance by the parties hereto of their respective duties and obligations hereunder.
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     3.  This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

     4.  Capitalized terms used herein and not defined
shall have the meanings given to such terms in the Reorganization Agreement.
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     IN WITNESS WHEREOF, the parties have duly executed and delivered this
Agreement effective as of the date first written above.


                              ARTHUR D. LITTLE, INC.


                              By: /s/ Jack Lavin
                                 -------------------------------
                              Name:  Jack Lavin


                              ARTHUR D. LITTLE INTERNATIONAL, INC.

                              By: /s/ Jack Lavin
                                 -------------------------------
                              Name:  Jack Lavin



                              C-QUENTIAL HOLDINGS, INC.


                              By: /s/ Jack Lavin
                                 -------------------------------
                              Name: Jack Lavin



                              C-QUENTIAL, INC.

                              By: /s/ Robert Broadley
                                 -------------------------------
                              Name:  Robert Broadley
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                                   EXHIBIT A

1. Assignment and Assumption Agreement dated as of August 25, 2000 between ADL and ADLI.

2. Assignment and Assumption Agreement dated as of August 25, 2000 between ADLI and CQI.

3. Assignment and Assumption Agreement dated as of August 25, 2000 by and among ADL, ADLI and CQI.